UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2025

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Bryan Street, Suite 1800 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
(214)
231-1350
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 7.01.	Regulation FD Disclosure.
On November 12, 2025, Digital Realty issued a press release announcing the pricing of the Euro Notes described under Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K.
The information included in this Current Report on Form
8-K
under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
On November 12, 2025, Digital Euro Finco, LLC, a wholly owned indirect finance subsidiary of the operating partnership, priced an offering of €600 million aggregate principal amount of 3.750% Guaranteed Notes due 2033 (the “2033 Notes”) at a price of 99.935% of the principal amount and €800 million aggregate principal amount of 4.250% Guaranteed Notes due 2037 at a price of 99.364% of the principal amount (the “2037 Notes” and, together with the 2033 Notes, the “Euro Notes”). The Euro Notes will be senior unsecured obligations of Digital Euro Finco, LLC and will be fully and unconditionally guaranteed by Digital Realty Trust, Inc. and the operating partnership. The Euro Notes are being sold only outside the United States in reliance on Regulation S under the Securities Act. The Euro Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to United States persons (within the meaning of Regulation S under the Securities Act) absent registration or an applicable exemption from registration requirements.
Interest on the 2033 Notes will be paid in cash annually in arrears at a rate of 3.750% per annum from and including November 20, 2025 and will mature on January 15, 2033. Interest on the 2037 Notes will be paid in cash annually in arrears at a rate of 4.250% per annum from and including November 20, 2025 and will mature on November 20, 2037. Each series of Euro Notes will be issued pursuant to an indenture between Digital Euro Finco, LLC, Digital Realty Trust, Inc., the operating partnership, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as paying agent and a transfer agent, and Deutsche Bank Luxembourg S.A., as registrar and a transfer agent, setting forth the terms of the Euro Notes. Settlement of the offering is expected to occur on November 20, 2025, subject to the satisfaction of customary closing conditions.
The company intends to allocate an amount equal to the net proceeds from the offering of the Euro Notes to finance or refinance, in part or in full, new and/or existing renewable energy, energy efficiency, pollution prevention and control, environmentally sustainable management of living natural resources and land use, terrestrial and aquatic biodiversity, clean transportation, sustainable water and wastewater management, climate change adaptation and green building projects, including the development and redevelopment of such projects (collectively, “Eligible Green Projects”). Pending the allocation of the net proceeds of the Euro Notes to Eligible Green Projects, all or a portion of an amount equal to the net proceeds from the Euro Notes may be used to temporarily repay borrowings outstanding under the operating partnership’s global revolving credit facilities, acquire additional properties or businesses, fund development opportunities, invest in interest-bearing accounts and short-term, interest-bearing securities which are consistent with Digital Realty Trust, Inc.’s intention to qualify as a REIT for U.S. federal income tax purposes, and to provide for working capital and other general corporate purposes, including potentially for the repayment of other debt, or the redemption, repurchase, repayment or retirement of outstanding equity or debt securities, or a combination of the foregoing.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form
8-K
contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would”, “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: timing and consummation of the offering of the Euro Notes; the intended use of the net proceeds from the offering of the Euro Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the offering of the Euro Notes; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we operate, as detailed from time to time in each of our reports filed with the SEC. There can be no assurance that the proposed transactions will be consummated on the terms described herein or at all.
The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form
10-K
for the year ended December 31, 2024, our quarterly report on Form
10-Q
for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Digital Realty dated November 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: November 12, 2025

Digital Realty Trust, Inc.

By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary